Capstead Mortgage Corporation                                       EXHIBIT 28.1
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-May-96

Deal Reference                                       93-2A             93-2B               93-2C
                                                 --------------    --------------     ---------------
Beginning Security Balance                       $71,487,249.96    $84,361,040.00     $139,273,942.42
  Loans Repurchased                                         -                 -                   -
  Scheduled Principal Distribution                    64,520.47         79,745.88          137,385.65
  Additional Principal Distribution                   14,153.93          2,760.98           23,575.88
  Liquidations Distribution                          842,729.81        948,938.40          568,298.93
  Accelerated Prepayments                                   -                 -                   -
  Losses                                                    -                 -                   -
  Special Hazard Account                                    -                 -                   -
  Other Funds Collected                                     -                 -                   -
                                                 --------------    --------------     ---------------
                   Ending Security Balance       $70,565,845.75    $83,329,594.74     $138,544,681.96
                                                 ==============    ==============     ===============
Interest Distribution:
Due Certificate Holders                             $447,555.85       $583,649.38         $854,227.53
Compensating Interest                                  2,576.75                -             1,355.87
Fees:
  Trustee Fee (Tx. Com. Bk.)                             804.23          1,054.48            1,740.92
  Pool Insurance Premium (PMI Mtg. Ins.)                    -                 -                   -
  Pool Insurance (GE Mort. Ins.)                      17,299.91               -                   -
  Backup for Pool Insurance (Fin. Sec. Assur.)              -           24,211.66                 -
  Special Hazard Insurance (Commerce and Industry)     3,395.64          2,523.68                 -
  Bond Manager Fee (Capstead)                          1,131.88               -              1,740.92
  Excess Compensating Interest (Capstead)                   -                 -                   -
  Administrative Fee (Capstead)                        1,936.15              0.16            5,803.16
  Administrative Fee (Other)                                -                 -                   -
  Special Hazard Insurance (Aetna Casualty)                 -                 -                   -
                                                 --------------    --------------     ---------------
                               Total Fees             24,567.81         27,789.98            9,285.00

Servicing Fee                                         24,175.20         26,362.87           36,312.18
Interest on Accelerated Prepayments                         -                 -                   -
                                                 --------------    --------------     ---------------
                    Total Interest Distribution  $   498,875.61    $   637,802.23     $    901,180.58
                                                 ==============    ==============     ===============

Loan Count                                                  260               279                 489
Weighted Average Pass-Through Rate                  7.556020413          7.511863         7.371802924

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-May-96

Deal Reference                                                93-2D             93-2E.A             93-2E.B
                                                         ---------------     --------------     ---------------
Beginning Security Balance                               $106,360,264.46     $66,085,777.05     $161,773,125.70
  Loans Repurchased                                                  -                  -                   -
  Scheduled Principal Distribution                            495,519.80         298,007.52          155,862.13
  Additional Principal Distribution                            94,261.12          18,981.25          132,052.58
  Liquidations Distribution                                   663,442.94         447,723.97        1,342,873.81
  Accelerated Prepayments                                            -                  -                   -
  Losses                                                             -                  -                   -
  Special Hazard Account                                             -                  -              8,867.28
  Other Funds Collected                                              -                  -                   -
                                                         ---------------     --------------     ---------------
                   Ending Security Balance               $105,107,040.60     $65,321,064.31     $160,133,469.90
                                                         ===============     ==============     ===============
Interest Distribution:
Due Certificate Holders                                      $605,968.96        $367,893.37         $958,084.20
Compensating Interest                                           1,104.40           2,207.54            2,576.39
Fees:
  Trustee Fee (Tx. Com. Bk.)                                    1,329.50             715.93            1,752.54
  Pool Insurance Premium (PMI Mtg. Ins.)                                          14,538.87           35,590.09
  Pool Insurance (GE Mort. Ins.)                               17,124.00                -                   -
  Backup for Pool Insurance (Fin. Sec. Assur.)                       -                  -                   -
  Special Hazard Insurance (Commerce and Industry)                   -                  -                   -
  Bond Manager Fee (Capstead)                                   1,551.09             826.07            2,022.16
  Excess Compensating Interest (Capstead)                            -                  -                   -
  Administrative Fee (Capstead)                                 3,323.81           2,340.61            5,729.66
  Administrative Fee (Other)                                         -                  -                   -
  Special Hazard Insurance (Aetna Casualty)                          -                  -                   -
                                                         ---------------     --------------     ---------------
                                   Total Fees                  23,328.40          18,421.48           45,094.45

Servicing Fee                                                  30,684.64          18,873.88           43,590.20
Interest on Accelerated Prepayments                                  -                  -                   -
                                                         ---------------     --------------     ---------------
                    Total Interest Distribution          $    661,086.40     $   407,396.27     $  1,049,345.24
                                                         ===============     ==============     ===============

Loan Count                                                           391                242                 533
Weighted Average Pass-Through Rate                           6.849250589        6.720372943         7.125983942

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-May-96

Deal Reference                                                93-2F               93-2G             93-2H.1
                                                          --------------     ---------------     --------------
Beginning Security Balance                                $99,786,467.00     $199,669,901.38     $86,140,150.25
  Loans Repurchased                                                  -                   -                  -
  Scheduled Principal Distribution                             91,825.97          200,315.17          75,700.88
  Additional Principal Distribution                             8,654.57           49,694.09          13,957.29
  Liquidations Distribution                                 4,288,101.20        1,575,045.97       2,068,486.45
  Accelerated Prepayments                                            -                   -                  -
  Losses                                                             -                   -                  -
  Special Hazard Account                                             -                   -                  -
  Other Funds Collected                                              -                   -                  -
                                                          --------------     ---------------     --------------
                        Ending Security Balance           $95,397,885.26     $197,844,846.15     $83,982,005.63
                                                          ==============     ===============     ==============
Interest Distribution:
Due Certificate Holders                                      $686,188.90       $1,191,856.78         533,854.64
Compensating Interest                                                -              5,489.06                -
Fees:
  Trustee Fee (Tx. Com. Bk.)                                    1,247.35            2,246.29           1,076.76
  Pool Insurance Premium (PMI Mtg. Ins.)                       28,638.73                 -                  -
  Pool Insurance (GE Mort. Ins.)                                     -                   -            25,325.20
  Backup for Pool Insurance (Fin. Sec. Assur.)                       -                   -                  -
  Special Hazard Insurance (Commerce and Industry)                   -                   -                  -
  Bond Manager Fee (Capstead)                                        -              2,495.87                -
  Excess Compensating Interest (Capstead)                       2,985.27                 -             7,109.41
  Administrative Fee (Capstead)                                      -              8,319.87           3,589.17
  Administrative Fee (Other)                                       (0.03)                -                  -
  Special Hazard Insurance (Aetna Casualty)                          -                   -             2,232.47
                                                          --------------     ---------------     --------------
                                   Total Fees                  32,871.32           13,062.03          39,333.01

Servicing Fee                                                  31,573.28           50,325.23          26,918.88
Interest on Accelerated Prepayments                                  -                   -                  -
                                                          --------------     ---------------     --------------
                        Total Interest Distribution       $   750,633.50     $  1,260,733.10     $   600,106.53
                                                          ==============     ===============     ==============

Loan Count                                                           330                 696                300
Weighted Average Pass-Through Rate                              7.456897         7.195951969           7.437015

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-May-96

Deal Reference                                           93-2H.2              93-2I                93-2I.1
                                                      ---------------      --------------       --------------
Beginning Security Balance                            $ 43,166,344.00      $56,590,749.39       $60,852,562.37
  Loans Repurchased                                               -                   -             264,936.85
  Scheduled Principal Distribution                          38,053.21           50,138.12            53,204.18
  Additional Principal Distribution                          5,985.31            2,170.63             2,466.49
  Liquidations Distribution                              1,513,286.40        1,025,591.41         2,016,558.48
  Accelerated Prepayments                                         -                   -                    -
  Losses                                                          -            622,011.55                  -
  Special Hazard Account                                          -                   -                    -
  Other Funds Collected                                           -                   -                    -
                                                      ---------------      --------------       --------------
                        Ending Security Balance       $ 41,609,019.08      $54,890,837.68       $58,515,396.37
                                                      ===============      ==============       ==============
Interest Distribution:
Due Certificate Holders                                   $308,060.07         $354,557.50          $374,567.21
Compensating Interest                                             -                   -                    -
Fees:
  Trustee Fee (Tx. Com. Bk.)                                   539.62              707.36               760.65
  Pool Insurance Premium (PMI Mtg. Ins.)                          -                   -                    -
  Pool Insurance (GE Mort. Ins.)                            12,388.70           16,090.61            17,890.66
  Backup for Pool Insurance (Fin. Sec. Assur.)                    -                   -                    -
  Special Hazard Insurance (Commerce and Industry)                -                   -                    -
  Bond Manager Fee (Capstead)                                     -                   -                    -
  Excess Compensating Interest (Capstead)                         -                   -               4,928.80
  Administrative Fee (Capstead)                                413.46              411.47             2,535.56
  Administrative Fee (Other)                                      -                 25.67                  -
  Special Hazard Insurance (Aetna Casualty)                  1,291.37            1,692.96             1,577.09
                                                      ---------------      --------------       --------------
                                   Total Fees               14,633.15           18,928.07            27,692.76

Servicing Fee                                               17,684.59           17,684.59            19,016.48
Interest on Accelerated Prepayments                               -                   -                    -
                                                      ---------------      --------------       --------------
                        Total Interest Distribution   $    340,377.81      $   391,170.16       $   421,276.45
                                                      ===============      ==============       ==============

Loan Count                                                        139                 206                  232
Weighted Average Pass-Through Rate                                N/A                 N/A             7.386388

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-May-96

Deal Reference                                       93-2I.2             1995-A               1996-A
                                                  --------------     ---------------      ---------------
Beginning Security Balance                        $68,499,735.96     $144,343,151.97      $102,006,614.87
  Loans Repurchased                                          -            186,342.31                  -
  Scheduled Principal Distribution                     56,555.98          113,114.56            91,015.64
  Additional Principal Distribution                     4,613.41           41,166.61            33,438.44
  Liquidations Distribution                           872,619.97        3,263,273.69         3,587,948.99
  Accelerated Prepayments                                    -                   -                    -
  Losses                                                     -                   -                    -
  Special Hazard Account                                     -                   -              11,909.48
  Other Funds Collected                                      -                   -                    -
                                                  --------------     ---------------      ---------------
                        Ending Security Balance   $67,565,946.60     $140,739,254.80       $98,282,302.32
                                                  ==============     ===============      ===============
Interest Distribution:
Due Certificate Holders                              $428,994.76         $885,536.69          $616,605.49
Compensating Interest                                        -              5,486.50             6,797.45
Fees:
  Trustee Fee (Tx. Com. Bk.)                              856.25            1,202.86             1,275.08
  Pool Insurance Premium (PMI Mtg. Ins.)               19,767.88                 -                    -
  Pool Insurance (GE Mort. Ins.)                             -             54,128.68            29,377.90
  Backup for Pool Insurance (Fin. Sec. Assur.)          3,127.26                 -                    -
  Special Hazard Insurance (Commerce and Industry)           -                   -                    -
  Bond Manager Fee (Capstead)                                -                   -                    -
  Excess Compensating Interest (Capstead)               4,533.20                 -                    -
  Administrative Fee (Capstead)                         2,854.09            3,999.54             4,250.33
  Administrative Fee (Other)                                 -                   -                    -
  Special Hazard Insurance (Aetna Casualty)             2,049.28            3,307.86             2,337.65
                                                  --------------     ---------------      ---------------
                                   Total Fees          33,187.96           62,638.94            37,240.96

Servicing Fee                                          21,406.18           45,107.33            28,388.28
Interest on Accelerated Prepayments                          -                   -                    -
                                                  --------------     ---------------      ---------------
                    Total Interest Distribution      $483,588.90         $998,769.46          $689,032.18
                                                  ==============     ===============      ===============

Loan Count                                                   254                 607                  347
Weighted Average Pass-Through Rate                      7.515266         7.407541081          7.333676752